UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2026 (April 2, 2026)
Bed Bath & Beyond, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-41850	87-0634302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 W. Ascension Way, 3rd Floor
Murray Utah 84123
(Address of principal executive offices)(Zip Code)

 (801) 947-3100
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BBBY	NYSE
Warrants to Purchase Shares of Common Stock	BBBY WS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On April 2, 2026, Bed Bath & Beyond, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Closing 8-K”) in connection with the completion of its previously announced acquisition of The Brand House Collective (“TBHC”) pursuant to the Agreement and Plan of Merger, dated as of November 24, 2025 (the “TBHC Merger Agreement”), by and among the Company, Knight Merger Sub II, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Knight Merger Sub”), and TBHC.  Pursuant to the TBHC Merger Agreement, upon the terms and subject to the conditions set forth therein, Knight Merger Sub merged with and into TBHC, with TBHC surviving as a wholly owned subsidiary of the Company (the “TBHC Merger”).

This Form 8-K/A is being filed to amend the Closing 8-K to provide the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K.  Except as provided herein, all other information in the Closing 8-K remains unchanged.

The pro forma financial information included as Exhibit 99.2 to this Form 8-K/A has been presented for illustrative purposes only, as required by Form 8-K, and is not intended to, and does not purport to, present or be indicative of what the Company’s actual results of operations or financial position would have been if the TBHC Merger had occurred on the relevant date, and is not intended to project the future results of operations or financial position that the Company may achieve following the TBHC Merger.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The audited consolidated balance sheets of TBHC and its subsidiaries as of January 31, 2026 and February 1, 2025, the related consolidated statements of operations, shareholders’ (deficit) equity, and cash flows for each of the years in the three-year period ended January 31, 2026, and the related notes thereto, are filed as Exhibit 99.1 hereto and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma combined balance sheet of the Company as of December 31, 2025 and the unaudited pro forma combined statement of operations for the year ended December 31, 2025, and the related notes thereto, in each case giving effect to the TBHC Merger, are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Exhibit Description

23.1	Consent of Ernst & Young LLP, independent auditors of TBHC.
99.1
Audited consolidated balance sheets of TBHC and its subsidiaries as of January 31, 2026 and February 1, 2025, the related consolidated statements of operations, shareholders’ (deficit) equity, and cash flows for each of the years in the three-year period ended January 31, 2026, and the related notes thereto.

99.2
Unaudited pro forma condensed combined balance sheet of the Company as of December 31, 2025, the unaudited pro forma condensed combined statement of operations of the Company for the year ended December 31, 2025, and the related notes thereto.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BED BATH & BEYOND, INC.

By:	/s/ Brian LaRose
Brian LaRose
Chief Financial Officer
Date: May 8, 2026